UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2025
RUSH STREET INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (773) 893-5855
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RSI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On January 24, 2025, Colombian President Gustavo Petro, citing violence in the Republic of Colombia’s Catatumbo region near the Venezuelan border, declared a state of internal commotion (state of emergency) decree, granting him emergency powers to, among other things, issue financial decrees aimed at addressing the crisis while bypassing the standard framework of obtaining approval by the Colombian legislature. On February 14, 2025, in support of his internal commotion decree, Colombian President Petro issued a temporary decree imposing a 19% Value-Added Tax (VAT) to be collected on player deposits made in the country with operators of games of chance and luck operated over the Internet (the “Decree”). Under applicable Colombian law, these Presidential Decrees are subject to automatic review by the Constitutional Court of Colombia (which is independent of the President and the executive branch) to determine if they are constitutional and properly issued. Certain prior such Presidential decrees have been found unconstitutional by the Constitutional Court.

If the decrees are found constitutional, it is expected that the VAT may last up until December 31, 2025, subject to determination by the Constitutional Court to limit it to no more than 180 days. If the internal commotion decree is found unconstitutional, then the Decree becomes moot and without further effect. Rush Street Interactive, Inc. (the “Company”), which has real-money gaming operations in Colombia, is currently evaluating the Decree and its potential impacts on the Company’s Colombian operations and financial results. Among other things, the Decree could decrease customer demand for regulated and taxed real-money online gaming services and decrease the Company’s revenue in Colombia. Currently, the Company’s Colombian operations comprise approximately 13.3% of the Company’s overall revenue.

The Company will continue to analyze the potential effects of the Decree on its financial statements and operations. While the constitutionality, timing and impact of the Decree is unknown at this time, and any assessment of the impact to the Company of the various possible Decree scenarios remains speculative, the Company is actively anticipating certain actions that may, among other things, help reduce operating and marketing expenses to partially offset potential future impacts on the Company’s revenue.

Management remains focused on creating long-term value for the Company’s stockholders, which includes continuing to grow its Colombian business. Despite the potential short-term challenges posed by the Decree, the Company believes that its operational expertise, experienced management team and local resources, will enable it to continue to achieve long-term growth in Colombia and its other Latin American markets.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “propose”, “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s future results of operations, financial condition, cash flows or profitability (whether on a GAAP or non-GAAP basis), currency fluctuations, its’s strategic plans and focus, anticipated launches or withdrawals of the Company’s current or new offerings in existing or future jurisdictions, player growth and engagement, product initiatives, outcomes of current or future regulatory developments and the objectives of management for future operations. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, without limitation: changes in applicable laws or regulations, including taxes and tax rates; the Company’s ability to manage and sustain growth; the Company’s ability to execute its business plan and meet its projections; unanticipated product or service delays; general economic and market conditions impacting the demand for its products and services; economic and market conditions in the gaming, entertainment and leisure industry in the markets in which the Company operates; the potential adverse effects of general economic conditions, inflation and interest rates and unemployment on the Company’s liquidity, operations and personnel; and other risks and uncertainties indicated from time to time in the Company’s filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

The information provided in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent set forth by specific reference in any such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH STREET INTERACTIVE, INC.

	By:	/s/ Kyle Sauers
Name: Kyle Sauers
Title: Chief Financial Officer

Dated: February 18, 2025